UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

June 11, 2025

Date of report (Date of earliest event reported)

IMAX Corporation
(Exact Name of Registrant as Specified in Its Charter)

Canada	001-35066	98-0140269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2525 Speakman Drive	902 Broadway, Floor 20
Mississauga, Ontario, Canada L5K 1B1	New York, New York, USA 10010
(905) 403-6457	(212) 821-0142

(Address of principal executive offices, zip code, telephone numbers)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	IMAX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

IMAX Corporation (the “Company”) held its 2025 Annual General Meeting of Shareholders on June 11, 2025 (the “Meeting”). Set forth below are the matters acted upon by the Company’s shareholders at the Meeting, and the final voting results on each such matter.

1.Election of Directors

Gail Berman, Eric A. Demirian, Kevin Douglas, Richard L. Gelfond, David W. Leebron, Michael MacMillian, Steve Pamon, Dana Settle, Darren Throop, and Jennifer Wong were elected as directors of the Company. Each director elected will hold office until the earlier of the close of the next annual meeting of shareholders in 2026, the election or appointment of his or her successor, or the date of his or her resignation or termination.

Director	Votes For	Votes Against	Broker Non-Votes
Gail Berman	44,439,196	143,217	1,997,771
Eric A. Demirian	44,193,667	388,745	1,997,772
Kevin Douglas	44,151,052	431,361	1,997,771
Richard L. Gelfond	44,353,286	229,125	1,997,773
David W. Leebron	43,822,996	759,415	1,997,773
Michael MacMillan	43,911,276	671,135	1,997,773
Steve Pamon	44,158,809	423,603	1,997,772
Dana Settle	44,229,810	352,602	1,997,772
Darren Throop	44,275,135	307,277	1,997,772
Jennifer Wong	44,527,752	54,661	1,997,771

2.Appointment of Auditor

The shareholders approved the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors until the next annual meeting of shareholders in 2026, and shareholders authorized the directors to fix the independent auditors’ remuneration.

Votes For	Votes Withheld/Abstained	Broker Non-Votes
46,077,589	502,593	2

3.Named Executive Officer Compensation (“Say-on-Pay”)

The shareholders approved the advisory vote on the compensation of the Company’s Named Executive Officers (the “NEOs”).

Votes For	Votes Against	Votes Withheld/Abstained	Broker Non-Votes
42,468,970	2,069,670	43,769	1,997,775

Item 7.01 Regulation FD Disclosure.

On June 12, 2025, the Company issued a press release announcing an extension to the Company’s share-repurchase program. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 of this current report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated June 12, 2025

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAX Corporation
(Registrant)

Date: June 13, 2025	By:	/s/ Robert D. Lister
	Name:	Robert D. Lister
	Title:	Chief Legal Officer and Senior Executive Vice President

	By:	/s/ Kenneth I. Weissman
	Name:	Kenneth I. Weissman
	Title:	Deputy General Counsel & Corporate Secretary

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